Tax and Social Security Obligations	12 Months Ended
Dec. 31, 2019
Tax and Social Security Obligations [Abstract]
Tax and Social Security Obligations
20.	Tax and social security obligations

	2019	2018
Income Tax (IRPJ and CSLL) (a)	264,258	69,001
Contributions over revenue (PIS and COFINS)	34,247	16,368
Taxes on services (ISS)	18,141	9,399
Contributions for Social Security (INSS)	7,712	3,368
Others	20,973	4,985

Total	345,331	103,121

Current	345,331	103,121
Non-current	—	—

(a)
The Group income tax liability is presented net of tax assets which the entities are allowed to offset during current year. The line includes current Corporate Income Tax (CIT) liability of R$ 594,037 (R$ 98,943 – 2018) and Prepayments CIT of R$ 361,771 (R$ 58,139 – 2018). The line also includes taxes that XP is responsible to pay on behalf of its clients (i.e., withholding taxes over client’s investments) in the amount of R$ 31,992 (R$ 28,197 – 2018).